SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                  Date of earliest event reported: June 13, 1997


                                  MOSSIMO, INC.
                                  -------------
              (Exact name of registrant as specified in it charter)



        Delaware                   1-14208                     33-0684524
        --------                   -------                     ----------
(State of incorporation)         (Commission               (I.R.S. Employer
                                 File Number)            Identification Number)


                15320 Barranca Parkway, Irvine, California 92618
                -------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 453-1300
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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Effective June 13, 1997, Registrant engaged Arthur Andersen LLP as its principal accountant. Such engagement was approved by the Audit Committee of the Registrant's Board of Directors. During Registrant's two most recent fiscal years and any subsequent interim period through June 13, 1997, Registrant did not consult Arthur Andersen & Co. regarding the application of accounting principals to a specified transaction, the type of audit opinion that might be rendered on Registrant's financial statements or any matter that was the subject of disagreement or a reportable event.


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MOSSIMO, INC.



Date:  June 18, 1997                      By: /s/ John D. Bower
                                             _______________________________
                                                     John D. Bower
                                             Treasurer and Vice President
                                                      of Finance